                    NOTICE OF GUARANTEED DELIVERY AND PROXY
                                      FOR

                              THE SOUTHERN COMPANY
                           OFFER TO PURCHASE FOR CASH
                         ANY AND ALL OUTSTANDING SHARES
                 OF THE FOLLOWING SERIES OF PREFERRED STOCK OF

                             ALABAMA POWER COMPANY

                                Preferred Stock:

                         4.20% Series ($100 par value)

     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for shares of the 4.20% Series of preferred stock (the "Series of Preferred") of Alabama Power Company (the "Company"), an Alabama corporation and direct utility subsidiary of The Southern Company, to be tendered pursuant to the Offer (the "Shares") are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other documents required by the Letter of Transmittal and Proxy to be delivered to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement referred to below). Such form may be delivered by hand or transmitted by mail or by facsimile transmission to the Depositary. See "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

     THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND PROXY AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

          By Mail:                         By Hand or Overnight Courier:
Tender & Exchange Department               Tender & Exchange Department
       P.O. Box 11248                           101 Barclay Street
    Church Street Station                   Receive and Deliver Window
New York, New York 10286-1248                New York, New York 10286

                           By Facsimile Transmission:

                                 (212) 815-6213

                     Information and Confirm by Telephone:

                                 (800) 507-9357

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal and Proxy is required to be guaranteed by an Eligible Institution (as defined in the Letter of Transmittal and Proxy) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal and Proxy.

     The undersigned hereby tenders to The Southern Company, a Delaware corporation ("Southern"), upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated November 3, 1997 (the "Offer to Purchase and Proxy Statement"), and the related Letter of Transmittal and Proxy (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares listed below, pursuant to the guaranteed delivery procedure set forth in "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD
DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CHARTER (THE "CHARTER"), AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). PREFERRED SHAREHOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON NOVEMBER 6, 1997 (THE "RECORD DATE") AND WHO WISH TO TENDER THEIR SHARES IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF IRREVOCABLE ASSIGNMENT OF PROXY ATTACHED HERETO) FROM THE HOLDER OF RECORD ON THE RECORD DATE AND INCLUDE SUCH PROXY WITH THIS NOTICE OF GUARANTEED DELIVERY AND PROXY OR VOTE SUCH PROXY FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. IN ADDITION, PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THE ACCOMPANYING LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, THE COMPANY WILL MAKE A SPECIAL CASH PAYMENT (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

     The undersigned hereby also appoints Elmer B. Harris, Art P. Beattie and Wayne Boston, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 10, 1997, or any adjournment(s) or postponement(s) thereof.

     THIS NOTICE OF GUARANTEED DELIVERY AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE PROXY CONTAINED HEREIN, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

     A holder of Preferred Shares who elects to tender Shares pursuant to this Notice of Guaranteed Delivery and Proxy must check one of the boxes below:

     [ ] A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is enclosed herein.

     [ ] A valid vote FOR the Proposed Amendment will be cast at the Special
         Meeting.

     [ ] A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment will be delivered within three New York Stock Exchange trading days after the execution of this Notice of Guaranteed Delivery and Proxy.

     Indicate your vote by an (X). The Board of Directors recommends voting FOR
Item 1.

     HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

ITEM 1.

     To remove from the Charter (i) Paragraph A.2.f.(2) of Article IX, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company, (ii) Paragraph A.2.f.(1) of Article IX, a provision which requires the vote of the holders of at least a majority of the total voting power of the Company's outstanding preferred stock to approve the sale of all or substantially all of the Company's property and mergers or consolidations that have not been approved under the Public Utility Holding Company Act of 1935, as amended, (iii) Paragraph A.2.b. (except the first paragraph therein) of Article IX, a provision restricting the ability of the Company to pay dividends on its common stock in the event that its common equity capitalization falls below certain levels, and (iv) the words after "January 31, 1942" of the first paragraph of Paragraph A.2.b. of Article IX, a provision restricting the ability of the Company to pay dividends on its common stock in the event that its retained earnings are not at least equal to two times the annual dividends on its outstanding preferred stock.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

Number of Shares:

------------------------------------------------------

Certificate Nos. (if available):

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------

     Any holders of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting.  [ ]

                            SIGNATURE(S) OF OWNER(S)

X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------

Dated:                                                                    , 1997
      --------------------------------------------------------------------

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
                                    ------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5 to the Letter of Transmittal and Proxy.)

If Shares will be tendered by
book-entry transfer, Name of
Tendering Institution:

--------------------------------------
Account No.                         at
           -------------------------
The Depository Trust Company

--------------------------------------
             Signature(s)

--------------------------------------
     Name(s) of Record Holders(s)
            (Please Print)

--------------------------------------
               Address

--------------------------------------
    Area Code and Telephone Number

     IF SELLING SHARES SUBSEQUENT TO NOVEMBER 3, 1997, A RECORD HOLDER MUST
                   COMPLETE THE FOLLOWING IRREVOCABLE PROXY.

           PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
              PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
                 WAS NOT A HOLDER OF RECORD ON NOVEMBER 3, 1997

                               IRREVOCABLE PROXY
                         WITH RESPECT TO SHARES OF THE
                        4.20% Series of Preferred Stock
                                       of
                     ALABAMA POWER COMPANY (THE "COMPANY")

                  The undersigned hereby irrevocably appoints

                      ------------------------------------
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on November 3, 1997, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

     This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

     This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

     All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in the Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

---------------------------------------------------------------------------------------------
                               DESCRIPTION OF PREFERRED STOCK
---------------------------------------------------------------------------------------------
            CERTIFICATE NUMBER(S)                             AGGREGATE NUMBER
          (ATTACH LIST IF NECESSARY)                             OF SHARES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                               TOTAL:
---------------------------------------------------------------------------------------------
--------------------------------------------       --------------------------------------------
       Signature of Record Holder or                      Signature of Record Holder or
            Authorized Signatory                               Authorized Signatory

--------------------------------------------       --------------------------------------------
             Type or Print Name                                 Type or Print Name

Dated:                                , 1997       Dated:                                , 1997
      --------------------------------                   --------------------------------



Tax Identification or Social Security No(s).
                                            -----------------------------------

Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 of the Letter of Transmittal and Proxy.

Name                                           Address
---------------------------------------------  ---------------------------------------------

---------------------------------------------  ---------------------------------------------
                Please Print                                 Include Zip Code

                       Area Code and Tel. No.

                       ---------------------------------------------------------
Capacity (Full Title)
                     -----------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm:
             -------------------------------------------------------------------

Authorized Signature:
                     -----------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Dated:                                                                 , 1997
      -----------------------------------------------------------------

               GUARANTEE (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees to deliver to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company, in each case together with properly completed and duly executed Letter(s) of Transmittal and Proxy (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

---------------------------------------------  ---------------------------------------------
                Name of Firm                               Authorized Signature

---------------------------------------------  ---------------------------------------------
                   Address                                         Name

---------------------------------------------  ---------------------------------------------
            City, State, Zip Code                                  Title

---------------------------------------------
                Area Code and
              Telephone Number

Dated:                                 , 1997
      ---------------------------------

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.